UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2021

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On November 29, 2021, Valero Energy Corporation (the “Company”) closed its public offering (the “Offering”) of $500,000,000 aggregate principal amount of its 2.800% Senior Notes due 2031 (the “2031 notes”) and $950,000,000 aggregate principal amount of its 3.650% Senior Notes due 2051 (the “2051 notes” and, together with the 2031 notes, the “Notes”). The Notes were issued pursuant to an Indenture dated March 10, 2015, between the Company, and U.S. Bank National Association, as trustee (the “Indenture”).

The Offering was registered under the Securities Act of 1933 (the “Securities Act”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-261165), and was made pursuant to the prospectus dated November 18, 2021, as supplemented by the prospectus supplement dated November 18, 2021 (collectively, the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. The Indenture, the terms of the Notes and the form of Notes have been filed or incorporated by reference as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report.

This Current Report is not an offer to sell or the solicitation of an offer to buy any securities issued in connection with the Notes offering, nor shall there be any sale of the securities issued in such offering in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Such securities were offered only by means of a prospectus, including a prospectus supplement relating to such securities, meeting the requirements of Section 10 of the Securities Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture dated March 10, 2015 among the Company and U.S. Bank National Association, as trustee-incorporated by reference to Exhibit 4.1 to Valero’s Registration Statement on Form S-3 (SEC File No. 333-202635) filed March 10, 2015.

4.2	Terms of the 2.800% Senior Notes due 2031.

4.3	Form of the 2031 notes (included in Exhibit 4.2 above).

4.4	Terms of the 3.650% Senior Notes due 2051.

4.5	Form of the 2051 notes (included in Exhibit 4.4 above).

5.1	Opinion of Richard J. Walsh.

23.1	Consent of Richard J. Walsh (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: November 29, 2021	By:	/s/ Richard J. Walsh
Richard J. Walsh
Senior Vice President, General Counsel and Secretary